SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                August 28, 2003
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                           SOS STAFFING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                Utah                    0-26094                87-0295503
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(State or other jurisdiction          (Commission           (IRS Employer ID
    of incorporation)                 File Number)               Number)


1415 South Main, Salt Lake City, Utah                           84115
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:          (801) 484-4400
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(Former name or former address, if changed since last report)

Item 5.           Other Events and Required FD Disclosure.
                  ---------------------------------------

                  On August 27, 2003, SOS Staffing Services, Inc. (the "Company") issued a press release announcing the effectiveness of a five-to-one reverse stock split of its common stock. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this report.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. None

         (b) Pro Forma Financial Information. None

         (c) Exhibits.

99.1              Press Release, dated August 27, 2003





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOS STAFFING SERVICES, INC.

                                       By: /s/ Kevin Hardy
                                           ---------------------------------
                                           Name:   Kevin Hardy
                                           Title:  Sr. Vice President and
                                                   Chief Financial Officer

Dated:  August 28, 2003







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


                                  EXHIBIT INDEX
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Exhibit Number                 Description
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        99.1                   Press Release, dated August 27, 2003















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